SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2010

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

105 Digital Drive, Novato, California	94949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 506-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 2.01	Completion of Acquisition or Disposition of Assets.

The purpose of this Form 8-K/A No. 1 is to amend the Current Report on Form 8-K filed by BioMarin Pharmaceutical Inc. (“BioMarin”) on August 17, 2010 (the “Original 8-K”) to include the financial statements of ZyStor Therapeutics Inc. and other financial information required by Item 9.01 of Form 8-K that was not previously filed.

Item 9.01.	Financial Statements and Exhibits.

a)	Financial statements of business acquired.

The audited financial statements of ZyStor Therapeutics, Inc. as of December 31, 2008 and 2009 and the years then ended, and the cumulative totals for the development stage of operations for the period from September 22, 2004 (date of inception) through December 31, 2009, including the report of independent certified public accountants dated June 29, 2010 are filed as Exhibit 99.1 to this Report on Form 8-K/A.

The unaudited financial statements of ZyStor Therapeutics, Inc., including the balance sheet as of June 30, 2010 and the statements of operations and cash flows for the six months ended June 30, 2010 and 2009 and the notes to the financial statements are filed as Exhibit 99.2 to this Report on Form 8-K/A.

b)	Pro forma financial information.

The following pro forma financial information is attached hereto as Exhibit 99.1 and incorporated herein by reference:

The pro forma combined financial information which describes the effect of the acquisition on our consolidated balance sheets and statements of operations for the year ended December 31, 2009 and the six months ended June 30, 2010, as if the acquisition had occurred on January 1, 2009

d)	Exhibits.

23.1*	Consent of Grant Thornton LLP, Independent Certified Public Accountants for ZyStor Therapeutics, Inc.

99.1*	Audited financial statements of ZyStor Therapeutics, Inc., as of and for the years ended December 31, 2009 and 2008

99.2*	Unaudited financial statements of ZyStor Therapeutics, Inc., as of June 30, 2010 and for the six months ended June 30, 2010 and 2009

99.3*	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: October 28, 2010	By:	/s/ Jeffery H. Cooper
Jeffery H. Cooper
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1*	Consent of Grant Thornton LLP, Independent Certified Public Accountants for ZyStor Therapeutics, Inc.

99.1*	Audited financial statements of ZyStor Therapeutics, Inc., as of and for the years ended December 31, 2009 and 2008

99.2*	Unaudited financial statements of ZyStor Therapeutics, Inc., as of June 30, 2010 and for the six months ended June 30, 2010 and 2009

99.3*	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

*	Filed herewith